SEGMENT INFORMATION (Tables)	12 Months Ended
Dec. 31, 2019
SEGMENT INFORMATION
Schedule of summery of segment reporting information by segments

	Year ended December 31,
	2017	2018	2019
	RMB	RMB	RMB
Net revenue:
Wealth management	1,234,851	1,986,960	2,176,215
Consumer credit	10,299,957	9,257,154	6,440,569
Total net revenue	11,534,808	11,244,114	8,616,784
Operating costs and expenses:
Wealth management	(1,133,241)	(1,561,310)	(915,202)
Consumer credit	(10,173,477)	(8,561,264)	(6,194,071)
Income from operations:
Wealth management	101,610	425,650	1,261,013
Consumer credit	126,480	695,890	246,498
Total segment income from operations	228,090	1,121,540	1,507,511
Unallocated expense	(307,826)	(345,394)	(379,482)
Other income	267,812	1,007,246	268,990
Income before provision for income taxes	188,076	1,783,392	1,397,019